Risk management	6 Months Ended
Jun. 30, 2026
Risk Management [Abstract]
Risk management

Basis of disclosures (*)
This risk management section contains an update of information relating to the nature and the extent of the risks arising from financial instruments as disclosed in the 2025 ING Group consolidated financial statements as included in the 2025 Annual Report. These disclosures are an integral part of ING Group condensed consolidated interim financial statements and are indicated by the symbol (*). Chapters, paragraphs, graphs or tables within this risk management section that are indicated
with this symbol in the respective headings or table header are considered to be an integral part of the condensed consolidated interim financial statements.

Loan loss provisioning (*)
ING recognises loss allowances based on the expected credit loss (ECL)
model of IFRS 9, which is designed to be forward-looking. The IFRS 9 impairment requirements are applicable to on-balance-sheet financial assets measured at amortised cost or fair value through other comprehensive income (FVOCI), such as loans, debt securities and lease receivables, as well as off-balance-sheet items such as undrawn loan commitments, financial- and non-financial guarantees issued.
ING distinguishes between two types of calculation methods for credit loss allowances:
▪Collective 12-month ECL (Stage 1) and collective lifetime ECL (Stage 2)
for portfolios of financial instruments, as well as collective lifetime ECL for credit-impaired exposures (Stage 3) below €1 million;
▪Individual lifetime ECL for credit-impaired (Stage 3) financial instruments with exposures above €1 million.
Portfolio quality and concentration (*)
The table below describes the portfolio composition over the different IFRS
9 stages and rating classes. The Stage 1 portfolio represents 91.7% (2025:
92.0%) of the total gross carrying amounts, mainly composed of investment grade, while Stage 2 makes up 7.1% (2025: 6.8%) and Stage 3 makes up 1.2% (2025: 1.2%) of the total gross carrying amounts, respectively.

Gross carrying amount per IFRS 9 stage and rating class (*)[1]
in EUR million		12-month ECL (Stage 1)				Lifetime ECL not credit impaired (Stage 2)				Lifetime ECL credit impaired (Stage 3)				Total
Rating class		Gross carrying amount		Provisions		Gross carrying amount		Provisions		Gross carrying amount		Provisions		Gross carrying amount		Provisions
		30 June 2026	31 December 2025	30 June 2026	31 December 2025	30 June 2026	31 December 2025	30 June 2026	31 December 2025	30 June 2026	31 December 2025	30 June 2026	31 December 2025	30 June 2026	31 December 2025	30 June 2026	31 December 2025
Investment grade	1 (AAA)	97,210	79,938	2	2	580	126							97,790	80,064	2	2
	2-4 (AA)	147,104	146,878	12	11	1,310	1,437	1	1					148,414	148,315	13	13
	5-7 (A)	332,702	299,699	47	39	8,561	5,394	8	6					341,263	305,093	54	45
	8-10 (BBB)	345,826	334,845	85	77	22,779	19,168	53	43					368,606	354,012	138	119
Non-investment grade	11-13 (BB)	158,122	156,373	170	165	18,793	17,217	99	89					176,915	173,589	268	254
	14-16 (B)	28,251	26,187	141	147	23,844	22,668	404	357					52,095	48,855	545	504
	17 (CCC)	503	412	5	5	4,427	4,682	232	224					4,929	5,094	237	228
Performing Restructuring	18 (CC)					3,802	4,349	206	262					3,802	4,349	206	262
	19 (C)					1,918	2,447	183	198					1,918	2,447	183	198
Non-performing loans	20-22 (D)									14,207	13,590	4,568	4,476	14,207	13,590	4,568	4,476
Total		1,109,717	1,044,332	462	446	86,015	77,487	1,184	1,179	14,207	13,590	4,568	4,476	1,209,939	1,135,409	6,214	6,101
[1]Stage 3 lifetime credit impaired provision includes €25 million (31 December 2025: €29 million) on purchased or originated credit impaired.
Changes in gross carrying amounts and loan loss provisions (*)
The table below provides a reconciliation by stage of the gross carrying amount and allowances for loans and advances to banks and customers, including loan commitments and financial guarantees. The transfers of financial instruments represent the impact of stage transfers upon the gross carrying/nominal amount and associated allowance for ECL. This includes the net-remeasurement of ECL arising from stage transfers, for example, moving from a 12-month (Stage 1) to a lifetime (Stage 2) ECL measurement basis.
The net-remeasurement line represents the changes in provisions for facilities that remain in the same stage.
Please note the following comments with respect to the movements observed in the table below:
•Stage 3 gross carrying amount increased by €0.6 billion to €14.2 billion as at 30 June 2026 (31 December 2025: €13.6 billion), mainly as a result of €2.5 billion net inflow into NPL (credit impaired) in 2026, which is offset by €1.1 billion derecognitions and repayments and €0.7 billion write-offs and disposals during the period.
Stage 3 provisions increased by €92.0 million to €4.6 billion as of 30 June
2026.
▪Stage 2 gross carrying amounts increased by €8.5 billion to €86.0 billion as at 30 June 2026 (31 December 2025: €77.5 billion), largely driven by
€19.5 billion net transfers from Stage 1 into Stage 2, including the impact of changes in risk drivers (including updated macro-economic forecasts), model redevelopments, and new Stage 2 overlays. This was offset by a decrease of exposure by €9.5 billion due to derecognised financial assets
(including sales and repayments) and €1.5 billion net exposure moving to Stage 3. Stage 2 provisions increased by €5.3 million to €1.2 billion as of 30 June 2026.

Changes in gross carrying amounts and loan loss provisions (*)[1,2]
in EUR million	12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total		12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
	30 June 2026								31 December 2025
Opening balance as at 1 January	1,044,332	446	77,487	1,179	13,590	4,476	1,135,409	6,101	954,943	409	79,888	1,130	13,742	4,509	1,048,574	6,049
Transfer into 12-month ECL (Stage 1)	14,038	18	-13,947	-141	-91	-12		-135	21,773	21	-21,555	-199	-218	-35		-212
Transfer into lifetime ECL not credit impaired (Stage 2)	-33,493	-39	34,234	353	-741	-61		253	-37,208	-50	38,174	533	-966	-115		368
Transfer into lifetime ECL credit impaired (Stage 3)	-1,072	-6	-2,247	-175	3,319	754		572	-2,534	-14	-2,172	-138	4,705	1,259		1,108
Net remeasurement of loan loss provisions		13		62		137		212		7		-53		349		302
New financial assets originated or purchased	150,628	110				1	150,628	111	263,371	189			22	2	263,393	191
Financial assets that have been derecognised	-75,360	-43	-6,342	-79	-862	-260	-82,564	-382	-119,098	-78	-12,295	-147	-1,422	-240	-132,814	-465
Net drawdowns and repayments	11,160		-3,143		-274		7,743		-57,493		-5,739		-853		-64,085
Changes in models/risk parameters		-14		-3		10		-7		-33		71		-35		3
Increase in loan loss provisions		39		16		569		624		43		68		1,185		1,296
Write-offs					-414	-408	-414	-408					-937	-937	-937	-937
Disposals	-510		-28	-2	-320	-145	-858	-147	-666	-3	-84	-3	-564	-286	-1,314	-291
Recoveries of amounts previously written off						29		29						58		58
Foreign exchange and other movements	-6	-23	1	-9		47	-5	16	21,242	-4	1,269	-16	80	-53	22,591	-73
Closing balance	1,109,717	462	86,015	1,184	14,207	4,568	1,209,939	6,214	1,044,332	446	77,487	1,179	13,590	4,476	1,135,409	6,101
[1] Stage 3 lifetime credit impaired provision includes €25 million (31 December 2025:€29 million) on purchased or originated credit impaired.
[2] The addition to the loan provision (in the consolidated statement of profit or loss) amounts to €625 million (31 December 2025: €1,304 million) of which €628 million (31 December 2025: €1,301 million) related to IFRS 9 eligible financial assets, €-4 million (31 December 2025: €-5 million) related to non-credit replacement guarantees and €1 million (31 December 2025: €8 million) to modification gains and losses on restructured financial assets.
Macroeconomic scenarios and sensitivity analysis of key sources of estimation uncertainty (*)
Methodology (*)
We continue to follow the methodology in generating our probability-
weighted ECL, with consideration of alternative scenarios and management adjustments supplementing this ECL where, in
management's opinion, the consensus forecast does not fully capture the extent of recent credit or economic events.
As a baseline for IFRS 9, ING has adopted a market-neutral view combining consensus forecasts for economic variables (GDP, unemployment) with market forwards (for interest rates, exchange rates and oil prices). Input from a leading third-party service provider is used to complement the consensus with consistent projections for variables for which there are no consensus estimates available (most notably house prices and – for some countries – unemployment), to generate alternative scenarios, to convert annual consensus information to a quarterly frequency and to ensure general consistency of the scenarios. As the baseline scenario is consistent with the consensus view, it can be considered as free from any bias.
Two alternative scenarios are taken into account: an upside and a downside scenario. The alternative scenarios have statistical characteristics as they are based on the forecast deviations of the leading third-party service provider. The applicable percentiles of the distribution of the forecast deviations  imply a 20 percent probability for each alternative scenario. Consequently, the baseline scenario has a 60 percent probability weighting. Please note that, given their technical nature, the downside and upside scenarios are not based on an explicit specific narrative.
Baseline macroeconomic scenarios applied (*)
The macroeconomic scenarios applied in the calculation of loan loss provisions are based on the consensus forecasts.
The general picture that the consensus conveys is that global economic growth is expected to continue being shaped by geopolitics, such as the knock-on effects of the energy shock resulting from the war in the Middle
East. Higher oil prices are expected to feed into inflation in the coming quarters, which will keep inflation above target, before it starts to come down in 2027 and reach a near target in 2028 for most major countries.
However, this shock is not expected to push inflation as high as it was in
2022. For the housing market, continued price growth is expected for almost all main markets.
The June 2026 consensus expects global output (as measured by the weighted average GDP growth rate of ING’s 25 main markets) to remain steady at 2.4 percent in 2026 and 2027 before increasing marginally to
2.5 percent in  2028.
The US has had a weak start to the year due to poor weather and the fallout from the war with Iran. Higher prices at the pump weigh on consumer spending. Although AI adoption rates are low, they are rising –
suggesting that it could emerge as a productivity driver. Job numbers, however, are still muted, but elevated inflation due to energy prices make the task of the Fed trickier and markets expect a hold in interest rates. The consensus expects the US economy to grow at 2.1 percent in 2026, 2.0 percent in 2027 and 2.1 percent again in 2028.
The eurozone economy is also expected to soften given the current geopolitical backdrop and softer incoming macroeconomic data. Higher energy prices are weighing on consumption through a real income shock, aside from weaker sentiment and precautionary savings. Announced government measures might not be enough to mitigate the shock. The external environment continues to be plagued by weakening export competitiveness and increasing competition from China. Expectations of a pickup in growth are likely tied to stronger public investment – think of defence spending or German infrastructure investment – but that will only gradually start to positively impact economic growth. Given the elevated inflation outlook, markets expect rates to stay higher. Consensus expects the eurozone to grow by only 0.8 percent in 2026, before recovering slightly to 1.2 percent and 1.3 percent in 2027 and 2028 respectively.
Elsewhere in Europe, the outlook is mixed. In Poland, solid growth in domestic demand is expected amidst a pickup in EU-funded public investment. External demand will also support manufacturing. The economy is expected to grow by 3.4 percent in 2026, before slowing to 3.2 percent in 2027 and 3.0 percent in 2028. In Türkiye, while domestic demand - despite a clear loss of momentum - has continued to serve as the primary driver of economic activity, the contribution of net exports that shows weakening in the external position, has shifted further into negative territory, exerting a more pronounced drag on growth. Recent leading indicators point to a continued softening in growth dynamics. In this environment, inflation, reflecting the impact of geopolitics, remains elevated, although it is expected to gradually moderate. The consensus expectation for Türkiye is to see growth pick up, but be below potential, from 3.0 percent in 2026 to 3.7 percent and 3.6 percent in 2027 and 2028 respectively
When compared to the December 2025 consensus forecast, the June 2026 forecast has not seen major changes in expectations for global growth in
2026 and 2027. Global GDP is expected to increase by 2.4 percent in 2026 and 2027 (same as the 2.4 percent assumed before). On one hand, the situation in the Middle East has influenced growth and inflation expectations through energy prices, but on the other, we also see less trade uncertainty than we did last year, and some Asian countries have seen some positive adjustment to the outlook based on stronger incoming data and resilient exports.
Analysis on sensitivity (*)
The table below presents the analysis on the sensitivity of key forward-
looking macroeconomic inputs used in the ECL collective-assessment modelling process and the probability weights applied to each of the three scenarios. The countries included in the analysis are the most significant geographic regions in ING, and for Wholesale Banking the US is the most significant in terms of both gross contribution to reportable ECL and sensitivity of ECL to forward-looking macroeconomics. Accordingly, ING considers these portfolios to present the most significant risk of resulting in a material adjustment to the carrying amount of financial assets within the next financial year.
The purpose of the sensitivity analysis is to enable the reader to understand the extent of the impact from the upside and downside scenario on model-based reportable ECL.
In the table below, the real GDP is presented in percentage year-on-year change, the unemployment in percentage of total labour force and the house price index (HPI) in percentage year-on-year change.

Sensitivity analysis as at 30 June 2026 (*)
		2026	2027	2028	Unweighted ECL (€ mln)	Probability -weighting	Reportable ECL (€ mln)[1]
Netherlands Upside scenario	Real GDP	1.5	2.9	2.5	297	20%	410
	Unemployment	3.8	3.6	3.5
	HPI	3.8	8.4	7.2
Baseline scenario	Real GDP	1.0	1.2	1.5	381	60%
	Unemployment	4.2	4.3	4.4
	HPI	2.7	2.6	2.7
Downside scenario	Real GDP	0.2	-1.8	-0.3	608	20%
	Unemployment	4.9	6.3	7.2
	HPI	1.2	-5.2	-4.8
Germany Upside scenario	Real GDP	1.3	3.2	2.2	541	20%	589
	Unemployment	3.3	2.8	2.3
	HPI	2.8	9.1	10.0
Baseline scenario	Real GDP	0.7	1.2	1.2	582	60%
	Unemployment	3.8	3.6	3.4
	HPI	1.6	4.9	6.4
Downside scenario	Real GDP	-0.2	-2.2	-0.5	660	20%
	Unemployment	4.2	5.3	5.5
	HPI	0.3	-0.5	1.8
Belgium Upside scenario	Real GDP	1.3	2.6	2.1	551	20%	604
	Unemployment	5.6	5.1	4.9
	HPI	4.8	5.0	4.9
Baseline scenario	Real GDP	0.7	1.1	1.6	593	60%
	Unemployment	6.3	6.3	6.0
	HPI	4.2	3.8	4.2
Downside scenario	Real GDP	-0.2	-1.6	1.2	692	20%
	Unemployment	6.9	7.7	8.2
	HPI	3.5	1.7	2.7
United States Upside scenario	Real GDP	2.5	3.2	2.9	67	20%	98
	Unemployment	3.9	2.9	2.6
	HPI	3.3	7.9	11.2
Baseline scenario	Real GDP	2.1	2.0	2.1	89	60%
	Unemployment	4.6	4.4	4.2
	HPI	2.3	2.6	3.5
Downside scenario	Real GDP	1.2	-1.0	0.7	159	20%
	Unemployment	6.2	7.1	7.5
	HPI	0.4	-7.6	-6.1
[1]Excluding management adjustments.

Sensitivity analysis as at 31 December 2025 (*)
		2026	2027	2028	Unweighted ECL (€ mln)	Probability -weighting	Reportable ECL (€ mln)[1]
Netherlands Upside scenario	Real GDP	2.6	2.9	2.3	288	20%	389
	Unemployment	3.5	3.2	3.2
	HPI	8.2	8.5	7.0
Baseline scenario	Real GDP	1.1	1.4	1.5	364	60%
	Unemployment	4.0	3.9	4.1
	HPI	4.4	3.0	2.9
Downside scenario	Real GDP	-1.2	-0.9	0.2	566	20%
	Unemployment	5.5	6.5	7.4
	HPI	-0.8	-5.1	-5.1
Germany Upside scenario	Real GDP	2.8	3.0	1.8	584	20%	633
	Unemployment	3.0	2.4	2.2
	HPI	8.2	9.8	9.4
Baseline scenario	Real GDP	1.1	1.5	1.3	623	60%
	Unemployment	3.5	3.2	3.1
	HPI	5.0	6.2	6.3
Downside scenario	Real GDP	-1.7	-1.1	0.4	713	20%
	Unemployment	4.7	5.3	5.6
	HPI	0.9	0.4	2.7
Belgium Upside scenario	Real GDP	2.7	2.3	1.9	544	20%	596
	Unemployment	5.1	4.6	4.5
	HPI	5.2	4.9	5.4
Baseline scenario	Real GDP	1.1	1.4	1.6	585	60%
	Unemployment	5.9	5.6	5.5
	HPI	3.7	4.2	4.4
Downside scenario	Real GDP	-1.5	0.1	1.4	682	20%
	Unemployment	7.0	7.7	7.9
	HPI	1.8	2.6	2.6
United States Upside scenario	Real GDP	3.2	2.9	2.7	64	20%	105
	Unemployment	3.2	2.5	2.6
	HPI	4.8	9.4	10.9
Baseline scenario	Real GDP	2.0	2.0	2.0	92	60%
	Unemployment	4.3	4.1	4.1
	HPI	1.4	2.7	3.6
Downside scenario	Real GDP	-0.4	-0.1	0.8	184	20%
	Unemployment	6.7	7.2	7.5
	HPI	-5.1	-7.9	-5.5
[1] Excluding management adjustments.
On a total ING level, the unweighted ECL for all collectively provisioned clients in the upside scenario was €2,914 million, in the baseline scenario
€3,213 million and in the downside scenario €3,975 million compared to
€3,306 million reportable collective provisions as at 30 June 2026[1].
Management adjustments applied this reporting period (*)
In times of volatility and uncertainty, where portfolio quality and the economic environment can change rapidly, models alone may not be able to accurately predict losses. In these cases, management adjustments can be applied to appropriately reflect ECL. Management adjustments can also be applied where the impact of the updated macroeconomic scenarios is over- or under-estimated by the IFRS9 models, or to account for model redevelopment, recalibration, and periodic assessment procedures that have not yet been incorporated into the IFRS9 models.
ING has an internal governance framework and controls in place to assess the appropriateness of all management adjustments.

Management adjustments to ECL models (*)
in EUR million	30 June 2026	31 December 2025[1]
Economic sector / portfolio based adjustments	102	27
Mortgage portfolio adjustments	70	121
Climate transition risk	41	47
Other Post Model Adjustments	-27	-12
Total management adjustments	185	183
1 ING changed the presentation of Management Adjustment types as of 2026. The comparative figure for 2025 have been updated accordingly. The reclassifications do not affect the total amount of
Management Adjustments.
As of 30 June 2026, the economic sector / portfolio-based adjustments increased to €102 million (31 December 2025: €27 million), primarily driven by the introduction of a novel-risk overlay of €74 million to address uncertainties arising from the Middle East conflict and related sector-
specific risks not fully captured by modelled provisions. This adjustment affects portfolios in energy intensive sectors in Wholesale Banking (€54 million) and Business Banking (€20 million). In addition, overlays are recognised within the Mortgage portfolio in Australia (€28 million), to cover for emerging risks associated with sustained interest rate increases and cost-of-living pressures.
The Mortgage portfolio adjustment decreased to €70 million as of 30 June
2026 (31 December 2025: €121 million), reflecting a comprehensive reassessment of the management adjustment in Stage 2 for the risk segmentation model that captures affordability, repayment and refinancing risk on performing mortgage customers with a bullet loan in the Netherlands.
As of 30 June 2026, the adjustment of €41 million (31 December 2025: €47 million) accounts for the impact of climate transition risk in both
Wholesale Banking (€21 million) and Business Banking (€20 million).
Climate transition risk is expected to lead to a structural change in credit risk, which means specific business activities will become structurally riskier due to environmental policies, technological progress or changes in market sentiment and preferences. The current IFRS 9 models do not directly capture this novel risk. The management adjustment to ECL models for business clients was made to specifically cover for the medium-
to long-term transition risk on high greenhouse gas-emitting sectors and is reported in Stage 2. The sectors within the scope of the overlay account for approximately 13% of performing exposure across Wholesale Banking and
Business Banking, while the overlay results in a 24% increase in the performing ECL of those sectors.
Other post model adjustments mainly relate to the impact of model redevelopment or recalibration and periodic model assessment procedures that have not been incorporated in the ECL models yet. The impact on total ECL can be positive or negative. These adjustments will be removed once updates to the specific models have been implemented.
The decrease in the balance compared to the previous reporting date is due to released adjustments because of model updates that have been implemented and the recognition of new negative adjustments related to model updates.
Criteria for identifying a significant increase in credit risk (SICR) (*)
All assets and off-balance-sheet items that are in scope of IFRS 9 impairment and which are subject to collective ECL assessment are allocated a 12-month ECL if deemed to belong in Stage 1, or a lifetime ECL if deemed to belong in Stages 2 or 3. An asset belongs in Stage 2 if it is considered to have experienced a significant increase in credit risk (SICR)
since initial origination or purchase.
The main determinant of SICR is a quantitative test, whereby the lifetime probability of default (PD) of an asset at each reporting date is compared against its lifetime PD determined at the date of initial recognition. If either a threshold for absolute change in lifetime PD or a threshold for relative change in lifetime PD is reached, the asset is considered to have experienced a SICR (for more details on absolute and relative thresholds, see the following sections). Furthermore, any facility which shows an increase of 200 percent between the PD at the date of initial recognition and the lifetime PD at the reporting date (i.e. threefold increase in PD)
must be classified as Stage 2. This is considered a backstop within the quantitative assessment of SICR.
Average threshold ratio
In the table below the average increase in PD at origination needed to be classified in Stage 2 is reported, taking into account the PD at origination of the facilities included in each combination of asset class and rating quality.
In terms of rating quality, assets are divided into 'investment grade' and
'non-investment grade' facilities. Rating 18 and 19 are not included in the table, since facilities are not originated in these ratings and they constitute a staging trigger of their own (i.e. if a facility is ever to reach rating 18 or
19 at reporting date, it is classified in Stage 2). In the table, values are weighted by IFRS 9 exposure and shown for both year-end 2025 and June
2026.
To represent the thresholds as a ratio (i.e. how much should the PD at origination increase in relative terms to trigger Stage 2 classification), the absolute threshold is recalculated as a relative threshold for disclosure purposes. Since breaching only relative or absolute threshold triggers
Stage 2 classification, the minimum between the relative and recalculated absolute threshold is taken as value of reference for each facility.
As it is apparent from the table, as per ING’s methodology, the threshold is tighter the higher the riskiness at origination of the assets, illustrated by the difference between the average threshold applied to investment grade facilities and non-investment grade facilities.

Quantitative SICR thresholds (*)
	30 June 2026		31 December 2025
Average threshold ratio	Investment grade (rating grade 1-10)	Non-investment grade (rating grade 11-17)	Investment grade (rating grade 1-10)	Non-investment grade (rating grade 11-17)
Asset class category
Mortgages	2.9	2.4	2.9	2.4
Consumer lending	2.9	2.3	2.9	2.3
Business lending	2.7	2.0	2.7	2.0
Governments and financial institutions	2.9	1.7	2.9	1.8
Other Wholesale Banking	2.8	2.1	2.7	1.9
Sensitivity of ECL under existing lifetime PD thresholds
The calibration of PD threshold bands used for quantitative SICR identification requires judgement and is a key source of estimation uncertainty. On Group level, the total model ECL on performing assets, which is the collective ECL assessment without taking management adjustments into account, was €1,521 million as at 30 June 2026 (31
December 2025: €1,501 million). To demonstrate the sensitivity of the ECL under the existing PD threshold bands, hypothetically solely applying the upside scenario would result in a total model ECL on performing assets of
€1,163 million and a decrease in the Stage 2 ratio by 0.4%-point, while solely applying the downside scenario would result in a total model ECL on performing assets of €2,160 million and an increase in the Stage 2 ratio by
1.4%-point.
Qualitative SICR thresholds
It should be noted that the lifetime PD thresholds are not the only drivers of stage allocation as ING Group also relies on a number of qualitative indicators to identify and assess SICR. An asset can also change stages as a result of other triggers, such as having a substandard internal rating, being forborne, being under intensive care management,  being on a watch list,  the occurrence of an early warning indicator, collective SICR assessment or having over 30 days arrears (used as a backstop).